The Dreyfus Third Century Fund, Inc.
Summary Prospectus October 1, 2011 As Revised, May 1, 2012
Class Ticker A DTCAX C DTCCX I DRTCX Z DRTHX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at www.dreyfus.com/funddocuments. You can also get this information at no cost by calling 1-800-DREYFUS or by sending an e-mail request to info@dreyfus.com. The fund's prospectus and statement of additional information, dated October 1, 2011 and May 1, 2011, respectively (each as revised or supplemented), are incorporated by reference into this summary prospectus.

Investment Objective

The fund seeks to provide capital growth, with current income as a secondary goal by investing in stocks that meet certain financial as well as social criteria.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section on page 8 of the Prospectus and in the How to Buy Shares section on page II-1 of the fund's Statement of Additional Information.  Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none	none
Maximum contingent deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	1.00	none	none

Annual Fund Operating Expenses (expenses that you pay each year as percentage of the value of your investment)
	Class A	Class C	Class I	Class Z
Management fees	.75	.75	.75	.75
Distribution (12b-1) fees	none	.75	none	none
Other expenses (including shareholder services fees)	.64	.50	.14	.28
Total annual fund operating expenses	1.39	2.00	.89	1.03

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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	1 Year	3 Years	5 Years	10 Years
Class A	$708	$990	$1,292	$2,148
Class C	$303	$627	$1,078	$2,327
Class I	$91	$284	$493	$1,096
Class Z	$105	$328	$569	$1,259

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$708	$990	$1,292	$2,148
Class C	$203	$627	$1,078	$2,327
Class I	$91	$284	$493	$1,096
Class Z	$105	$328	$569	$1,259

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 50.46% of the average value of its portfolio.

Principal Investment Strategy

The fund invests primarily in the common stocks of companies that fund management determines meet traditional standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America. The portfolio managers employ a computer model to identify and rank stocks based on characteristics such as value, growth and financial profile. Through fundamental analysis, the most attractive, higher ranked securities then are evaluated by industry or sector according to the fund's social criteria, which encompass: the protection/improvement of the environment, the proper use of natural resources, occupational health and safety, consumer protection and product purity, and equal employment opportunity. Next, the eligible companies are analyzed for purchase by industry or sector and investments are made in those companies management considers to be the most attractive. The fund normally focuses on large-cap growth stocks, but may invest in value-oriented, mid-cap and small-cap stocks. Portfolio securities no longer meeting the fund's social criteria will be sold as soon as reasonably possible.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

• Social investment risk. A socially responsible investment criteria may limit the number of investment opportunities available to the fund, and as a result, at times the fund may produce more modest gains than funds that are not subject to such special investment considerations.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class Z shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is no guarantee of future results. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com.

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Year-by-Year Total Returns as of 12/31 each year (%) Class Z
Best Quarter Q2, 2009: 17.10% Worst Quarter Q4, 2008: -21.30%

The year-to-date total return of the fund's Class Z shares as of June 30, 2011 was 6.53%.

After-tax performance is shown only for Class Z shares. After tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (as of 12/31/10)
	1 Year	5 Years	10 Years
Class Z returns before taxes	14.49	3.29	-1.34
Class Z returns after taxes on distributions	14.40	3.22	-1.40
Class Z returns after taxes on distributions and sale of fund shares	9.55	2.81	-1.14
Class A returns before taxes	7.66	1.81	-2.15
Class C returns before taxes	12.33	2.25	-2.32
Class I returns before taxes	14.73	3.53	-1.24
S&P 500 Comp Stock Price Index reflects no deduction for fees, expenses or taxes	15.08	2.29	1.42
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation. Investment decisions for the fund are made by the Active Equity Team of Mellon Capital Management Corporation ("Mellon Capital"). The team members are Jocelin A. Reed, CFA, C. Wesley Boggs, Warren Chiang, CFA, and Ronald Gala, CFA, each of whom serves as portfolio manager of the fund. The team has managed the fund since May 2012. Ms. Reed has been a primary portfolio manager of the fund since December 2005. Ms. Reed is a director and senior portfolio manager at Mellon Capital. Mr. Boggs is a vice president and senior portfolio manager at Mellon Capital. Mr. Chiang is a managing director of active equity strategies at Mellon Capital. Mr. Gala is a director and senior portfolio manager at Mellon Capital. There are no limitations on the role of a team member with respect to making investment decisions for the fund.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS or by visiting www.dreyfus.com. You may also mail your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55268, Boston, MA 02205-5268.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by

The Dreyfus Third Century Fund, Inc. Summary	3

influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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